UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 20, 2014

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756

(Commission

File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard

Incline Village, Nevada 89451

(Address of principal executive offices, with zip code)

(775) 832-8500

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 20, 2014, PDL BioPharma, Inc. (the “Company”) entered into a privately negotiated exchange agreement under which it will retire $25,974,000 in principal of the Company’s outstanding 2.875% Series 2012 Convertible Senior Notes due 2015 (the “Series 2012 Notes”). The exchange agreement provides for the issuance, by the Company, of shares of common stock and a cash payment for the Series 2012 Notes being exchanged. The Company will issue a number of shares of its common stock and pay a cash payment, in each case as determined pursuant to the terms of the exchange agreement, which utilizes substantially the same calculation for a conversion of the Series 2012 Notes as provided for in the indenture governing the Series 2012 Notes. Such shares of common stock being issued in exchange for the Series 2012 Notes will be issued in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, under Section 3(a)(9) thereof. The Company anticipates the closing of this transaction to occur on or about November 24, 2014, following completion of a 20-day averaging period similar to that required under the indenture. Consummation of this transaction is conditioned on customary closing conditions and there is no assurance the Company will ultimately consummate the acquisition of any of its Series 2012 Notes.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

Cautionary Statements Concerning Forward-Looking Statements

This filing and the Company’s statements herein contain "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or predictions of future conditions, events or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates", "projects", "forecasts", "may", "should", variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements may include, without limitation, statements regarding our intentions with respect to any litigation or statements regarding financial performance. The forward-looking statements are subject to risks and uncertainties, which may cause results to differ materially from those set forth in the statements. Forward-looking statements in this filing should be evaluated together with the many uncertainties that affect the business of PDL and its markets, particularly those discussed in the risk factors and cautionary statements contained in the Company's annual report filed with the SEC on March 3, 2014, as updated by subsequent quarterly reports. All forward-looking statements are expressly qualified in their entirety by such factors. The forward-looking statements are representative only as of the date they are made, and PDL assumes no responsibility to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Peter S. Garcia
Peter S. Garcia
Vice President and Chief Financial Officer

Dated: October 22, 2014